                            SEI INTERNATIONAL TRUST
                         INTERNATIONAL EQUITY PORTFOLIO
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JULY 5, 1996



The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the SEI International Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, July 5, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:


1. Election of Trustees. The nominees are: Robert A. Nesher, Frank E. Morris, William M. Doran, F. Wendell Gooch, James M. Storey and George J. Sullivan, Jr.



         FOR all the nominees                                                                   [ ]
         FOR all the nominees except for those indicated below                                  [ ]
         WITHHOLD AUTHORITY to vote for all the nominees                                        [ ]

         __________________________________________________________________



         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAMES(S) ON THE LINE ABOVE.



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED
PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 1996                      ____________________________
      -----------------                            Signature of Shareholder


                                                   ____________________________
                                                   Signature (Joint owners)



PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                            SEI INTERNATIONAL TRUST
                       EMERGING MARKETS EQUITY PORTFOLIO
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JULY 5, 1996



The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the SEI International Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, July 5, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:


1. Election of Trustees. The nominees are: Robert A. Nesher, Frank E. Morris, William M. Doran, F. Wendell Gooch, James M. Storey and George J. Sullivan, Jr.



         FOR all the nominees                                                                   [ ]
         FOR all the nominees except for those indicated below                                  [ ]
         WITHHOLD AUTHORITY to vote for all the nominees                                        [ ]


         __________________________________________________________________

         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAMES(S) ON THE LINE ABOVE.



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED
PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 1996                      ____________________________
      -----------------                            Signature of Shareholder


                                                   ____________________________
                                                   Signature (Joint owners)



PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

                            SEI INTERNATIONAL TRUST
                      INTERNATIONAL FIXED INCOME PORTFOLIO
                        SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, JULY 5, 1996



The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kevin P. Robins as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the SEI International Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, July 5, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:


1. Election of Trustees. The nominees are: Robert A. Nesher, Frank E. Morris, William M. Doran, F. Wendell Gooch, James M. Storey and George J. Sullivan, Jr.



         FOR all the nominees                                                                   [ ]
         FOR all the nominees except for those indicated below                                  [ ]
         WITHHOLD AUTHORITY to vote for all the nominees                                        [ ]


         __________________________________________________________________

         IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAMES(S) ON THE LINE ABOVE.



THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED
PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated:                 , 1996                      ____________________________
      -----------------                            Signature of Shareholder


                                                   ____________________________
                                                   Signature (Joint owners)



PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.